UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2004

Commission File
Number: 1-8944

CLEVELAND-CLIFFS INC

(Exact Name of Registrant as Specified in Its Charter)

OHIO	34-1464672

(State or other Jurisdiction	(IRS Employer
of Incorporation or Organization)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114-2589

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216-694-5700)

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Document

99(a)	Cleveland-Cliffs Inc published a News Release on January
30, 2004, “Cleveland-Cliffs Inc Comments On Restructuring
of Stelco Inc.”

99(b)	Cleveland-Cliffs Inc published a News Release on February
2, 2004, “Cliffs Announces Assumption of Rouge Sales
Contract By Severstal North America, INC.

ITEM 9. Regulation FD Disclosure.

Cleveland-Cliffs Inc published news releases on January 30, 2004 and February 2, 2004. Copies of these news releases are included as Exhibits 99(a) and 99(b) to this Current Report on Form 8-K and incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By: /s/ Donald J. Gallagher

Name: Donald J. Gallagher
Title: Senior Vice President,
Chief Financial Officer and
Treasurer

Dated: February 2, 2004

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